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                                                                   EXHIBIT 23.01






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-56458, 333-34290, 333-57438, 333-57432,
333-57450) of Monro Muffler Brake, Inc. of our report dated June 30, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP

Rochester, New York
June 30, 2003


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